UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
Form 8−K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported):
October 18, 2012
_________________________

333-183223-01

(Commission File Number of registrant and issuing entity)

Honda Auto Receivables 2012−4 Owner Trust

(Exact name of registrant and issuing entity specified in its charter)

333-183223

(Commission File Number of registrant and depositor)

American Honda Receivables LLC

(Exact name of registrant and depositor as specified in its charter)

American Honda Finance Corporation

(Exact name of registrant and sponsor as specified in its charter)

____________________________________

Delaware	90-6222434
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

American Honda Receivables LLC

20800 Madrona Avenue Torrance, CA 90503

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code (310) 781−4100

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

☐   Pre-commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

☐   Pre-commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 1.01 Entry Into A Material Definitive Agreement

On October 18, 2012, American Honda Receivables LLC (“AHR LLC”) transferred certain fixed rate retail installment sales contracts secured by new and used Honda and Acura motor vehicles (including automobiles and light-duty trucks) (the “Receivables”) to Honda Auto 2012-4 Owner Trust (the “Issuer”). The Issuer granted a security interest in the Receivables to Citibank, N.A., as indenture trustee, and issued: Class A-1 0.23000% Asset Backed Notes (the “Class A-1 Notes”), Class A-2 0.40% Asset Backed Notes (the “Class A−2 Notes”), Class A-3 0.52% Asset Backed Notes (the “Class A-3 Notes”) and Class A-4 0.66% Asset Backed Notes (the “Class A-4 Notes”) (collectively, the “Notes”). The Notes have an aggregate principal balance of $1,000,000,000.

This Current Report on Form 8−K is being filed to satisfy an undertaking to file a copy of the Underwriting Agreement, Amended and Restated Trust Agreement, Indenture, Sale and Servicing Agreement, Receivables Purchase Agreement, Administration Agreement and Control Agreement (as listed below) executed in connection with the issuance of the Notes.

Item 9.01. Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits:

1.1*	Underwriting Agreement, dated October 11, 2012, among American Honda Receivables LLC, American Honda Finance Corporation, J.P. Morgan Securities LLC and Citigroup Global Markets Inc.

4.1	Indenture, dated October 18, 2012, between Honda Auto Receivables 2012-4 Owner Trust and Citibank, N.A., as indenture trustee.

4.2	Amended and Restated Trust Agreement, dated October 18, 2012, among American Honda Receivables LLC, Union Bank, N.A., as owner trustee, and U.S. Bank Trust National Association, as Delaware trustee.

99.1	Sale and Servicing Agreement, dated October 18, 2012, among Honda Auto Receivables 2012-4 Owner Trust, American Honda Receivables LLC and American Honda Finance Corporation.

99.2	Receivables Purchase Agreement, dated October 18, 2012, between American Honda Finance Corporation and American Honda Receivables LLC.

99.3	Administration Agreement, dated October 18, 2012, among Honda Auto Receivables 2012-4 Owner Trust, American Honda Finance Corporation, American Honda Receivables LLC and Citibank, N.A., as indenture trustee.

99.4	Control Agreement, dated October 18, 2012, among American Honda Receivables LLC, Honda Auto Receivables 2012-4 Owner Trust, American Honda Finance Corporation, and Citibank, N.A., as indenture trustee, as assignee-secured party, and as securities intermediary.

* Previously filed on Form 8-K on October 15, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

American Honda Receivables LLC

Depositor

By:	/s/ Paul C. Honda

Name: Paul C. Honda

Title: Treasurer

October 18, 2012

EXHIBIT INDEX

1.1*	Underwriting Agreement, dated October 11, 2012, among American Honda Receivables LLC, American Honda Finance Corporation, J.P. Morgan Securities LLC and Citigroup Global Markets Inc.

4.1	Indenture, dated October 18, 2012, between Honda Auto Receivables 2012-4 Owner Trust and Citibank, N.A., as indenture trustee.

4.2	Amended and Restated Trust Agreement, dated October 18, 2012, among American Honda Receivables LLC, Union Bank, N.A., as owner trustee, and U.S. Bank Trust National Association, as Delaware trustee.

99.1	Sale and Servicing Agreement, dated October 18, 2012, among Honda Auto Receivables 2012-4 Owner Trust, American Honda Receivables LLC and American Honda Finance Corporation.

99.2	Receivables Purchase Agreement, dated October 18, 2012, between American Honda Finance Corporation and American Honda Receivables LLC.

99.3	Administration Agreement, dated October 18, 2012, among Honda Auto Receivables 2012-4 Owner Trust, American Honda Finance Corporation, American Honda Receivables LLC and Citibank, N.A., as indenture trustee.

99.4	Control Agreement, dated October 18, 2012, among American Honda Receivables LLC, Honda Auto Receivables 2012-4 Owner Trust, American Honda Finance Corporation, and Citibank, N.A., as indenture trustee, as assignee-secured party, and as securities intermediary.

* Previously filed on Form 8-K on October 15, 2012.